Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

WHV/SEIZERT SMALL CAP VALUE EQUITY FUND

(THE “FUND”)

Supplement dated February 26, 2016 to the Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2015

The Board of Trustees of the Trust has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of the Fund’s shareholders of record. Final liquidation of the Fund will occur on or about April 29, 2016.

The Fund will cease accepting purchase orders and will be closed to all new and existing investors on March 4, 2016.

Shareholders of the Fund may redeem their shares at any time prior to the liquidation date. If a shareholder has not redeemed his or her shares by the liquidation date, the shareholder’s shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable redemption fees will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund’s applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund’s investment adviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund’s yield. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratio, although existing contractual fee waivers will be maintained. Also, as the Fund’s liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE